                                                           EXHIBIT 10.92




* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY THE BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                   AMENDMENT NO. 3 TO ENBREL SUPPLY AGREEMENT

         THIS AMENDMENT NO. 3 TO ENBREL SUPPLY AGREEMENT (this "Amendment") is effective as of the 26th day of March, 2003 between and among Genentech Inc., a Delaware corporation ("Genentech"), Immunex Corporation, a Washington corporation and a wholly owned subsidiary of Amgen Inc. ("Immunex").

         Genentech and Immunex are parties to that certain Enbrel Supply Agreement dated April 12, 2002, as amended by that certain Amendment No. 1 to Enbrel Supply Agreement dated September 20, 2002 and that certain Amendment No. 2 dated July 16, 2002 (as amended, the "Agreement").

         WHEREAS Genentech and Immunex desire to [*] which was not previously contemplated by the Parties;

         WHEREAS the Agreement provides an adjustment mechanism to the Purchase Price and the Parties desire to adjust the Purchase Price using such mechanism.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1. Section 1.17 is deleted in its entirety and replaced with the following:

                  "Commercial Run" means a Run that [*].

         2. Section 1.58 is deleted in its entirety and replaced with the following:

                  "Qualification Run" means a Run used to document the operability and reproducibility of the Manufacturing Process at the Genentech Facility, and is described in Section 3.7. [*].

         3. The first sentence of Section 6.3 is deleted in its entirety and replaced with the following three sentences:

                  "Immunex shall pay the Purchase Price for Bulk Drug from a Commercial Run that is accepted or deemed accepted in accordance with
         Section 4.3(e). Notwithstanding anything to the contrary herein, Genentech may invoice for a

* Confidential Treatment Requested.

         Commercial Run only after three successful Qualification Runs. Commercial Production commences upon Genentech's ability to invoice for a Commercial Run."

         4.       The Purchase Price of Bulk Drug is adjusted, pursuant to
Section 5.3(d), to $[*] per gram. Notwithstanding the foregoing, the Parties agree that the Purchase Price shall be further adjusted in accordance with
Section 5.3(d) as follows. [*]. Immunex also agrees, upon Genentech's request, to provide reasonable amounts of advice and counsel with respect to increasing Genentech's yields to levels comparable to other Enbrel manufacturing sites operating with a similar process and at a similar scale.

         5. All capitalized terms not defined herein shall have the meaning set forth in the Agreement.

         6. Except as set forth herein, all other terms of the Agreement remain in full force and effect.

         7. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Amendment shall be effective upon full execution by facsimile or original, and a facsimile signature shall be deemed to be and shall be as effective as an original signature. This Amendment may not be amended except by a written instrument duly executed and delivered by both Parties.

         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment effective as of the date set forth above.

GENENTECH, INC.                           IMMUNEX CORPORATION

By:  /s/ David Ebersman                   By: /s/ Steven J. Schoch
    --------------------------------         -----------------------------------

Name:  David Ebersman                     Name:  Steven J. Schoch

Title: Sr. Vice President of Product      Title: Treasurer
       Operations

Date:  4/3/03                             Date:  4/01/03

* Confidential Treatment Requested.

                                      -2-